UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. Aberdeen Israel Fund, Inc. Aberdeen Chile Fund, Inc. Aberdeen Indonesia Fund, Inc. Aberdeen Latin America Equity Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN EMERGING MARKETS SMALLER COMPANY
OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN CHILE FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on March 24, 2016

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on the following dates and at the following times:

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (NYSE MKT: "ABE")	March 24, 2016	9:30 a.m. eastern time
Aberdeen Israel Fund, Inc. (NYSE MKT: "ISL")	March 24, 2016	10:00 a.m. eastern time
Aberdeen Chile Fund, Inc. (NYSE MKT: "CH")	March 24, 2016	10:30 a.m. eastern time
Aberdeen Indonesia Fund, Inc. (NYSE MKT: "IF")	March 24, 2016	11:00 a.m. eastern time
Aberdeen Latin America Equity Fund, Inc. (NYSE MKT: "LAQ")	March 24, 2016	11:30 a.m. eastern time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

ABE — To elect two Class III Directors, each to serve for a three-year term.

ISL — To elect one Class I Director to serve for a three-year term.

CH — To elect one Class II Director to serve for a three-year term.

IF — To elect one Class I Director to serve for a three-year term.

LAQ — To elect one Class I Director to serve for a three-year term.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on February 5, 2016 (the "Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to an Annual Meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about February 12, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on March 24, 2016: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

MEGAN KENNEDY, VICE PRESIDENT AND SECRETARY
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN CHILE FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

February 5, 2016
Philadelphia, Pennsylvania

ABERDEEN EMERGING MARKETS SMALLER COMPANY
OPPORTUNITIES FUND, INC. ("ABE")

ABERDEEN ISRAEL FUND, INC. ("ISL")

ABERDEEN CHILE FUND, INC. ("CH")

ABERDEEN INDONESIA FUND, INC. ("IF")

ABERDEEN LATIN AMERICA EQUITY FUND, INC. ("LAQ")

(each, a "Fund" and collectively, the "Funds")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on March 24, 2016

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held at the offices of Aberdeen Asset Management Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on Thursday, March 24, 2016 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about February 12, 2016.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted "FOR" each Proposal (as defined below). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, in person or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of the proposal, the affirmative vote of a majority of the votes cast of common stock outstanding and entitled to vote thereon at a meeting at which a quorum is present is necessary for the election of a Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. For purposes of the election of Directors for all Funds, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

On September 15, 2015, the Funds announced that each Board of Directors adopted certain corporate governance guidelines for each Fund which became effective September 30, 2015. The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (x) engagement of the existing investment adviser of the Fund or (y) the director's election to the Board, the Director will be put forth for consideration by shareholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present in person or by proxy at the time a Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a Proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that Proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for shareholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal "FOR" the adjournment as to that Proposal, and will vote those proxies required to be voted against the Proposal "AGAINST" the adjournment as to that Proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that Proposal will be completed at the Meeting. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

We will admit to an Annual Meeting (1) all shareholders of record on February 5, 2016 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

Each Board has fixed the close of business on February 5, 2016 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof.

Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting.

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitles to one vote at the Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

ABE	9,706,478 common shares
ISL	4,033,805 common shares
CH	9,386,497 common shares
IF	9,449,677 common shares
LAQ	7,448,517 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on Thursday, March 24, 2016 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The Proxy Materials and each Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

The Election of Directors

Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If elected, each Director is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. Each nominee has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	Enrique R. Arzac (Class III Director, 3-year term ending 2019) James J. Cattano (Class III Director, 3-year term ending 2019)
Aberdeen Israel Fund, Inc.	Lawrence J. Fox (Class I Director, 3-year term ending 2019)
Aberdeen Chile Fund, Inc.	Lawrence J. Fox (Class II Director, 3-year term ending 2019)
Aberdeen Indonesia Fund, Inc.	James J. Cattano (Class I Director, 3-year term ending 2019)
Aberdeen Latin America Equity Fund, Inc.	Steven N. Rapport (Class I Director, 3-year term ending 2019)

EACH FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDER VOTE "FOR" THE
NOMINEE(S) FOR DIRECTOR FOR THAT FUND.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
Enrique R. Arzac** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Boards; CH Class I Director; ABE, ISL, IF, LAQ Class III Director.	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2018 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2018 annual meeting. ABE: Since 1996; Chairman since 2005; current term ends at the 2016 annual meeting.	Mr. Arzac is currently a Professor Emeritus of Finance and Economics of Columbia University since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University (education) from 1971 to 2015.	5

Director of Adams Diversified Equity Fund since 1983; Director of Adams Natural Resources Fund since 1987; Director of Mirae Asset Funds (6) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990.

James Cattano** † 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Chairman of the Audit and Valuation Committees; CH, ABE Class III Director; ISL, LAQ Class II Director; IF Class I Director.	CH: Since 1989; current term ends at the 2017 annual meeting. LAQ: Since 1990; current terms ends at the 2017 annual meeting. ISL: Since 2005; current term ends at the 2017 annual meeting. IF: Since 2007; current term ends at the 2016 annual meeting. ABE: Since 1993; current term ends at the 2016 annual meeting.	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Lawrence J. Fox** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	CH, IF Class II Director; ISL Class I Director; LAQ Class III Director.	LAQ: Since 2006; current term ends at the 2018 annual meeting. CH and ISL: Since 2006; current term ends at the 2016 annual meeting. IF: Since 2000; current term ends at the 2017 annual meeting.	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corporation of America since 2011.
Steven N. Rappaport** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	CH, IF Class III Director; ISL, LAQ Class II Director; ABE Class I Director †††	CH: Since 2003; current terms ends at the 2017 annual meeting. IF: Since 2005; current term ends at the 2018 annual meeting. LAQ: Since 2005; current term ends at the 2017 annual meeting. ISL: Since 1992; current term ends at the 2017 annual meeting. ABE: Since 2006; current term ends at the 2017 annual meeting.	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc. since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Director:
Martin M. Torino** † c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1949	CH Class II Director; ABE, LAQ Class I Director.	CH: Since 2005; current term ends at the 2016 annual meeting. LAQ: Since 1990; current term ends at the 2016 annual meeting. ABE: Since 1993; current term ends at the 2017 annual meeting.	Mr. Torino has been President of TA USA (agricultural sector) since May 1991 and the President of Rio Calchaqui SA (food and beverages) since June 2007. Previously he was the President of Expreso Morell SA (transportation and logistics) from 2009 to 2012.	3	Director of San Lucas S.A.
Interested Director:
Alexander Zagoreos†† 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	ABE Class II Director.	ABE: Since 2011; current term ends at the 2018 annual meeting.	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, Alpha Andromeda Fund since 2008; Chairman, Utilico Emerging Markets Trust since 2006; Director of The Taiwan Opportunities Fund since 2006.

  *  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 25 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and investment adviser, and may thus be deemed to be part of the same "Fund Complex."

  **  Member of the Nominating Committee.

  †  Member of the Audit and Valuation Committee.

  ††  Effective November 11, 2011, Mr. Zagoreos was determined by the Board of Directors of ABE to be an interested director (as that term is defined in the Investment Company Act of 1940) of ABE because of his employment with an affiliate of a shareholder holding more than 25% of the voting securities of ABE.

  †††  At the December 15, 2015 Board meeting, the Board of Directors of ABE reclassified Mr. Rappaport from a Class II Director of ABE to a Class I Director.

Additional Information About the Directors

Each Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Asset Managers Limited ("AAML") (the investment adviser to CH, ABE, ISL, LAQ), and Aberdeen Asset Management Asia Limited ("AAMAL") (the investment adviser to IF), as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he serves and to the Fund(s).

A Director's ability to perform his duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Arzac — financial background as professor of finance and economics at a business school, fund leadership roles as chairman of the board of directors for certain funds within the Aberdeen complex, as well as board experience with other closed-end investment companies and public companies; Mr. Cattano — business background and executive management and financial experience as president and CEO of a commodities trading company; Mr. Fox — legal experience as a partner at a law firm and as a law professor; Mr. Rapport — investment management experience as partner at investment firms, accounting experience and other board experience; Mr. Torino — business background and executive experience as president of commodities trading and logistics and transportation companies; and Mr. Zagoreos — financial and business experience as senior adviser and managing director at a financial advisory and asset management firm.

Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Funds	Since 2009

Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006 – 2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance of the Funds	Since 2011

Currently, Director and Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009 – 2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006 – 2009).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Funds	Since 2009	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. She previously serves as Head of Legal – Americas from 2010 to 2012.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Funds	Since 2009	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Funds	Since 2009

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Funds	Since 2009

Currently, Director, Vice President and Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Funds	Since 2014

Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Funds	Since 2009

Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team for the Advsier in London, England since 1997. Ms. Irvine joined Aberdeen Asset Management in 1996 in a group development role.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Bharat Joshi PT Aberdeen Asset Management Menara DEA Tower II, 16th floor Kawasan Mega Kuningan Jl. Mega Kuningan Barat Kav E4.3 No. 1-2 Jakarta Selatan 12950 Indonesia Year of Birth: 1984	Vice President of IF	Since 2014	Currently investment manager overseeing investments in Jakarta since November 2014. Prior to that, Mr. Joshi was an equity manager in Aberdeen's Kuala Lumpur officer since 2007.
Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Funds	Since 2009

Currently, Head of Global Emerging Markets for Aberdeen Asset Management since 2005. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Funds	Since 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.
Nick Robinson** Aberdeen do Brasil Gestão de Recursos Ltda Rua Joaquim Floriano, 913, 7th floor, Cj. 71 São Paulo 04534-013 Brazil Year of Birth: 1978	Vice President of the Funds	Since 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen Asset Management's operations in São Paulo, Brazil since 2009.
Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President of the Funds	Since 2009

Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Name, Address and Age	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer of the Funds	Since 2014

Currently, Vice President and Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008 – April 2011.

Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary of the Funds	Since 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.
Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer of the Funds	Since 2011	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

  *  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by each Board.

  **  Messrs. Cotton, Goodson, Hendry, and Pittard, Robinson, Kaloo and Mses. Ferrari, Hasson, Kennedy, Melia, Irvine, Nichols, Rosala and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds (which currently consists of 25 portfolios), each of which may also be deemed to be a part of the same "Fund Complex."

  ***  Mr Young serves as an Interested Director of the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common investment manager and/or investment adviser with the Funds, or an investment adviser that is affiliated with the investment adviser of the Funds and may thus be deemed to be part of the same "Fund Complex" as the Funds.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee. The following key relates to the dollar ranges in the chart:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(2)
Independent Nominee for Director:
Enrique R. Arzac	ABE:	D	E
	ISL:	E
	CH:	D
	IF:	D
	LAQ:	E
James J. Cattano	ABE:	D	E
	ISL:	D
	CH:	D
	IF:	A
	LAQ:	E
Lawrence J. Fox	ISL:	E	E
	CH:	D
	IF:	D
	LAQ:	D
Steven N. Rappaport	ABE:	E	E
	ISL:	E
	CH:	E
	IF:	E
	LAQ:	E
Independent Director:
Martin M. Torino	ABE:	E	E
	CH:	C
	LAQ:	E
Interested Directors:
Alexander E. Zagoreos	ABE:	C	C

(1)  This information has been furnished by each Director as of October 31, 2015. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2015, each Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of October 31, 2015, none of the Independent Directors or their immediate family members owned any shares of the Investment Adviser(s) or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser(s).

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2015, Mr. Pittard and Ms. Melia did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors of ABE is composed of five Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund, its investment adviser (each an "Independent Director," and collectively, the "Independent Directors") and one Director, Alexander Zagoreos, who is an interested person ("Interested Director"), but will be composed of four Independent Directors following the Meeting because Martin Torino is not standing for reelection; ISL is composed of four Independent Directors; CH is composed of five Independent Directors but will be composed of four Independent Directors following the Meeting because Martin Torino is not standing for reelection; IF is composed of four Independent Directors and LAQ is composed of five Independent Directors but will be composed of four Independent Directors following the Meeting because Martin Torino is not standing for reelection. Each Fund's bylaws provide that the Board of Directors to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

Each Board has appointed Mr. Arzac, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, a Nominating Committee and a Cost Review Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

Each Nominating Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

Each Fund's Audit and Valuation Committee consist of all the Independent Directors of the Fund, with the exception of Mr. Fox, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Fund's Audit and Valuation Committee are Messrs. Enrique R. Arzac (CH, ABE, ISL, IF, LAQ), James J. Cattano (CH, ABE, ISL, IF, LAQ), Martin M. Torino (CH, ABE, LAQ) and Steven N. Rappaport (CH, ABE, ISL, IF, LAQ).

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is attached as Appendix A to this Joint Proxy Statement of the Funds.

Each Audit and Valuation Committee oversees the activities of its Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating Committee; Consideration of Potential Director Nominees

Each Fund's Nominating Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's Investment Adviser and other principal service providers. Each Nominating Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board's December meeting. Each Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating Committee Charter, a copy of which is attached as Appendix B to this Joint Proxy Statement. The members of each Fund's Nominating Committee are Messrs. Enrique R. Arzac (CH, ABE, ISL, IF, LAQ), James J. Cattano (CH, ABE, ISL, IF, LAQ), Lawrence J. Fox (CH, ISL, IF, LAQ), Martin M. Torino (CH, ABE, LAQ) and Steven N. Rappaport (CH, ABE, ISL, IF, LAQ).

Each Nominating Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or its affiliates, as appropriate. Each Nominating Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Committees generally consider the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Board has adopted an Nominating Committee Charter for its Nominating Committee, the current copy of which is attached as Appendix B to this Joint Proxy Statement of the Funds.

Cost Review Committee

Each Cost Review Committee reviews on an ongoing basis the fees and expenses incurred by the Fund, to ensure that such expenses are commensurate with the services provided. The members of each Fund's Cost Review Committee are Messrs. James J. Cattano (CH, ABE, ISL, IF, LAQ), Steven N. Rappaport (CH, ABE, ISL, IF, LAQ) and Martin M. Torino (CH, ABE, LAQ).

Board Oversight of Risk Management

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Funds' investment advisers, who carry out the Funds' investment management and business affairs and other service providers in connection with the services they provide to the Funds. Each of AAMAL, AAML, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the investment advisers and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. Each Board also requires the investment advisers to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2015

During ABE's fiscal year ended October 31, 2015, the Board held four regular meetings and four special meetings; and during the fiscal year ended December 31, 2015 the Boards of CH, ISL, IF and LAQ each held four regular and four special meetings. The Audit and Valuation Committee of ABE held five meetings during the fiscal year ended October 31, 2015, one of which was held jointly with the ABE Board; and Audit and Valuation Committees of CH, ISL, IF and LAQ each held five meetings during the fiscal year ended December 31, 2015, one of which was held jointly with the CH, ISL, IF and LAQ Boards. The Nominating Committee of ABE held two meetings during the fiscal year ended October 31, 2015; and the CH, ISL, IF and LAQ Nominating Committees each held two meetings during the fiscal year ended December 31, 2015. During such fiscal years, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Funds' investor relations service provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Shareholders

The Funds have not established a formal policy with respect to Director attendance at annual meetings of shareholders. Mr. Arzac attended the 2015 Annual Meeting of Shareholders telephonically for all Funds.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit and Valuation Committee has selected, and each Fund's Independent Directors have ratified the selection of, PricewaterhouseCoopers LLP ("PwC"), 2001 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of ABE for the fiscal year ending October 31, 2016 and CH, ISL, IF and LAQ for the fiscal year ending December 31, 2016. Representatives from PwC are not expected to be present at the Meetings to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meetings.

Each Audit and Valuation Committee has received from PwC the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding PwC's communications with the Audit and Valuation Committee concerning independence, and have discussed with PwC its independence. Each Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, each Audit and Valuation Committee recommended to its Board that the Fund's audited financial statements be included in the respective Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2015 for ABE and fiscal year ended December 31, 2015 for CH, ISL, IF and LAQ.

The following table sets forth the aggregate fees billed for professional services rendered by PwC during the Funds' two most recent fiscal years:

	2015					2014
	ABE	ISL	CH	IF	LAQ	ABE	ISL	CH	IF	LAQ
Audit Fees	$45,000	$45,000	$43,000	$33,000	$45,000	$43,900	$43,100	$42,500	$30,100	$45,000
Audit-Related Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax Fees(1)	$11,460	$10,920	$7,415	$7,415	$9,570	$9,870	$9,615	$5,955	$5,955	$7,965
All Other Fees	$—	$19,900	$—	$—	$—	$—	$19,600	$23,000	$—	$—
Total	$56,460	$75,820	$50,415	$40,415	$54,570	$53,770	$72,315	$71,455	$36,055	$52,965

(1)  Services include tax services in connection with each Fund's excise tax calculations and review of the Fund's applicable tax returns.

(2)  Services include local government review and repatriation processes.

Each Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAML for CH, ISL, ABE and LAQ, or to AAMAL for IF, and any service provider to a Fund controlling, controlled by or under common control with AAML or AAMAL that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by PwC for non-audit services rendered to ABE, AAML and any Covered Service Providers for the fiscal year ended October 31, 2015 was $2,731,778 and $2,310,454 for the fiscal year ended October 31, 2014. The aggregate fees billed by PwC for non-audit services rendered to CH, ISL, LAQ, AAML and any Covered Service Providers for the fiscal year ended December 31, 2015 was $2,731,778, $2,731,778 and $2,731,778, respectively, and for the fiscal year ended December 31, 2014 was $2,306,539, $2,329,799 and $2,300,584, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF, AAMAL and any Covered Service Providers for the fiscal year ended December 31, 2015 was $2,731,778 and $2,306,539 for the fiscal year ended December 31, 2014.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

Each Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Advisers, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is.

COMPENSATION

The following table sets forth information regarding compensation of Directors of CH, ISL, IF and LAQ for the fiscal year ended December 31, 2015, and for the Directors of ABE for the fiscal year ended October 31, 2015. The total compensation paid to the Directors from the Fund Complex is provided for the calendar year ended December 31, 2015. All officers of the Funds are employees of and are compensation by Aberdeen Asset Management Inc. ("AAMI"), the Funds' administrator, AAML or AAMAL. None of the Funds' executive officers or Directors who are also officers or directors of AAMI, AAML or AAMAL received any compensation from any Fund for such period. None of the Funds have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund Fiscal Year Ended October 31, 2015 (ABE) and December 31, 2015 (CH, ISL, IF, LAQ)					Total Compensation From Fund and Fund Complex Paid To Directors*
	ABE	ISL[1]	CH1	IF1	LAQ[1]
Independent Nominees:
Enrique R. Arzac	$31,500	$32,500	$32,500	$32,500	$32,500	$161,500
James J. Cattano	$31,000	$28,000	$28,000	$28,000	$28,000	$143,000
Lawrence J. Fox		$25,000	$25,000	$25,000	$25,000	$100,000
Steven N. Rappaport	$28,000	$25,000	$25,000	$25,000	$25,000	$128,000
Independent Directors:
Martin M. Torino	$28,000	—	$25,000	—	$25,000	$78,000
Interested Directors:
Alexander Zagoreos	$28,000	—	—	—	—	$28,000

  *  See the "Directors" table for the number of Funds within the Fund Complex that each Director serves.

  1  A telephonic meeting of the Boards was held on December 3, 2015 and an in-person meeting of the Funds on December 15, 2015. The meeting fees associated with these meetings was not paid until January 2016 and will be included in the 2017 Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers and Directors, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership with the SEC and the Fund.

Based solely upon each Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Funds, and the filings by the beneficial holders greater than 10% of a Fund's shares, to the knowledge of each Fund, for the fiscal year ended December 31, 2015 with respect to CH, ISL, IF and LAQ, and for the fiscal year ended October 31, 2015 for ABE, forms were filed on a timely basis, except as follows. Puay-ju Kang, Ian Macdonald, Andrew Narracott, Victor Rodriguez and Lim Sock-Hwei, and, each a director of the investment adviser to IF, filed a Form 3 Initial Statement of Beneficial Ownership of Securities subsequent to the 10-day period specified in the Form. Jeremy Whitley, Jonathan Loukes, Neil Sweeney, Robert Crombie and Russell Chaplin, each a director of the investment adviser to ABE, CH, ISL and LAQ, filed a Form 3 Initial Statement of Beneficial Ownership of Securities subsequent to the 10-day period specified in the Form.

Relationship of Directors or Nominees with the Investment Advisers and Administrator

Aberdeen Asset Management Limited ("AAML") serves as the investment adviser to CH, ABE, ISL and LAQ and Aberdeen Asset Management Asia Limited ("AAMAL") serves as the investment adviser to IF. AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAML and AAMAL are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Mr. Hugh Young, an officer of the Funds, serves as the Managing Director of the AAMAL and a Director of Aberdeen PLC. Mr. Young is also a shareholder of Aberdeen PLC.

Aberdeen Asset Management Inc. ("AAMI"), an affiliate of the Investment Advisers, serves as the Funds' administrator. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Funds under an investor relations services agreement. Messrs. Cotton, Goodson, Hendry and Mmes. Melia, Nichols, Rosala and Sitar, who serve as officers of the Funds, are also directors and/or officers of AAMI.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, AAMAL, AAML or the Funds' Administrator.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $3,500 per Fund and be reimbursed for its reasonable expenses. Total payments for each Fund to AST are expected to be between approximately $1,850 and $2,250.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about February 12, 2016. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners

Based upon filings made with the SEC, as of January 31, 2016, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of ABE, ISL, CH, IF and

LAQ because they possessed or shared voting or investment power with respect to ABE's, ISL's, CH's, IF's and LAQ's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
ABE	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	4,087,286	42.11%
	Common	Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,947,936	20.07%
	Common	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	580,256	5.98%
ISL	Common	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	563,287	13.96%
	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	407,280	10.10%
CH	Common	First Trust Advisors LP 120 East Liberty Drive Suite 400 Wheaton, IL 60187	575,144	6.13%
IF	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	3,200,008	33.82%
	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	715,193	7.56%
LAQ	Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	2,602,980	34.95%
	Common	Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	970,285	13.03%
	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	409,752	5.50%

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2017 annual meeting of shareholders, the shareholder proposal must be received by that Fund no earlier than September 8, 2016 and no later than October 8, 2016. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Any shareholder may obtain a copy of the Funds' bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Funds' investor relations services provider, toll-free at 1-800-522-5465 or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2016 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

MEGAN KENNEDY, SECRETARY
ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.
ABERDEEN ISRAEL FUND, INC.
ABERDEEN CHILE FUND, INC.
ABERDEEN INDONESIA FUND, INC.
ABERDEEN LATIN AMERICA EQUITY FUND, INC.

Aberdeen Chile Fund, Inc.
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
Aberdeen Israel Fund, Inc.
Aberdeen Indonesia Fund, Inc.
Aberdeen Latin America Equity Fund, Inc.

Audit and Valuation Committee Charter

Mission

The mission of the Audit and Valuation Committee (the "Committee") of each of the Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., and Aberdeen Latin America Equity Fund, Inc. (individually, the "Fund"), is to oversee: (i) the accounting and financial reporting policies and practices for the Fund; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the integrity, quality and objectivity of the Fund's financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor's qualifications and independence. The Committee will also oversee the activities of the Fund's Pricing Committee and perform the responsibilities assigned to the Committee in the Valuation and Liquidity Procedures (the "Procedures"). In addition, the Committee serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's administrator (the "Administrator") and the Board of Directors (the "Board"). The Committee will report to its respective Board, if necessary, any relationships between the independent auditor and the Fund or any Director, or any other relationships, which come to the Committee's attention that may adversely affect the independence of the independent auditor. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund respectively.

The function of the Committee is to provide oversight; it is the responsibility of the Fund's management ("Management"), and, to the extent delegated to the Fund's investment adviser (the "Adviser") and the Administrator, such Adviser and Administrator, to maintain appropriate systems for (i) accounting and internal controls; and (ii) maintaining appropriate systems for pricing of the Fund's assets. It is the responsibility of the Fund's independent auditor and Management to plan and carry out a proper audit.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles.

The Pricing Committee is directly accountable to the Committee and the Board. The independent auditor is directly accountable to the Committee and must report directly to the Committee.

Committee Composition and Qualifications

1.  The Committee shall be composed of at least three members. Each member of the Committee must have been determined not to be an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended), of the Fund, other than in his or her capacity as a member of the Board or any Board committee. In addition, each member of the Committee must be "independent" as that term is interpreted under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under the listing standards of the NYSE MKT LLC exchange (the "Exchange"), except as otherwise set forth by statute, rule or listing standard.1

2.  Members of the Committee must be members of the Fund's Board and may not be officers of the Fund. In addition, members of the Committee should be free of any relationships that would interfere with their exercise of independent judgment as committee members.

3.  Each member of the Committee must not have participated in the preparation of the financial statements of the Fund at any time during the past three years.

4.  Each member of the Committee must be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. Further, at least one member of the Committee must be "financially sophisticated," as such term is defined in the listing standards of the Exchange.2 No "financially sophisticated" Committee member or a Committee member designated as an Audit Committee Financial Expert ("ACFE") will be subject to a different or higher degree of individual responsibility, care or obligation than any other member of the Committee. In addition, the designation of a Committee member as "financially sophisticated" or as an ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated. On an annual basis, the Committee shall determine whether one or more of the Committee members qualifies as "financially sophisticated" or as an ACFE.

5.  Unless exempted by an order of the Securities and Exchange Commission (the "SEC"), each member of each Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Fund or the Fund's independent auditor (or affiliate thereof).

6.  The Committee shall appoint its Chairperson by a majority vote of its members.

7.  The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

Duties and Powers

To carry out its mission under this Charter, the Committee shall have the following duties and powers to be discharged in such a manner as it deems appropriate, in its sole discretion:

1.  To annually select, retain or terminate the Fund's independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Adviser or any sub-adviser. The Committee must also receive annually a report from the independent auditor, disclosing all relationships that may affect the

1  Although the NYSE MKT LLC Company Guide exempts closed-end funds from certain specified listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of these specified requirements to closed-end funds.

2  An individual that qualifies as an "audit committee financial expert" under Item 3 of Form N-CSR is presumed to be "financially sophisticated."

independent auditor's independence, including the disclosures required by PCAOB Rule 35263 or any other applicable auditing standard. The Committee must actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor;

2.  To review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Fund, the Adviser or any of their affiliated persons, employ the independent auditor to render "permissible non-audit services"4 to the Fund and to consider whether such services are consistent with the independent auditor's independence.5 The Committee may delegate to one or more of its members ("Delegate(s)") authority to pre-approve permissible non-audit services to be provided to the Fund (a description of the Committee's current delegation is included as Exhibit A). Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws;

3.  To select, recommend and engage new independent auditors, should it prove necessary, subject to ratification by the full Board and shareholder approval, if required;

4.  To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund's financial statements and obtain from the independent auditors a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund's previous five fiscal years;

5.  To meet on a regular basis, as often as necessary to fulfill its responsibilities, including at least twice a year in connection with the issuance of audited annual financial statements and unaudited semi-annual financial statements;

6.  To meet periodically with the Fund's independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and

3  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee, in writing, all relationships between the auditor and its related entities and the Fund and its related entities and Board members that in the auditor's professional judgment may reasonably be thought to bear on independence; (2) confirm in writing that, in its professional judgment, it is independent of the Fund within the meaning of the securities acts administered by the SEC; and (3) discuss the auditor's independence with the audit committee.

4  "Permissible non-audit services" include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

5  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

the fees proposed to be charged in connection with such services, (ii) to review and discuss the Fund's audited annual financial statements and unaudited semi-annual financial statements; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of said audit(s), including matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 114, as amended,6 and Management's response to such matters, (iv) to consider the independent auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor;

7.  To review the fees charged by the independent auditor for audit and permissible non-audit services;

8.  To review and discuss policies with respect to risk assessment and risk management with respect to the Fund.

9.  To review annually with Management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls;

10.  To review with Management and the independent auditor any significant audit findings related to the Fund's systems for accounting, reporting and internal controls, and any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable;

11.  To consider, in consultation with the independent auditor, reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact of financial results;

12.  To review the Fund's tax compliance and status, including the status of the Fund's position relative to tax audits and significant issues disputed by tax authorities;

13.  To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting, internal accounting controls or auditing matters related to the Fund by employees of the Fund and employees of its service providers, including employees of the Adviser, the Administrator, the Fund's custodian, the Fund's principal underwriter, if any, and any other provider of accounting-related services (such procedures are included as Exhibit B);

6  SAS 114 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (4) adjustments arising from the audit that could, in the auditor's judgment, have a significant effect on the company's financial reporting process, or uncorrected misstatements aggregated by the auditor that were determined by management to be immaterial to the financial statements; (5) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; (6) the auditor's responsibilities under generally accepted auditing standards; and (7) the planned scope and timing of the audit. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company's accounting principles with the audit committee and encourages a three-way discussion among the auditor, management and the audit committee.

14.  To investigate improprieties or suspected improprieties in Fund operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee;

15.  To set clear hiring policies for employees or former employees of the independent auditor;

16.  To appoint a Pricing Committee for the Fund, in accordance with the Procedures;

17.  To review the actions of the Pricing Committee and to ratify or revise such actions, in accordance with the Procedures;

18.  To investigate matters brought to the Pricing Committee's attention within the scope of its duties;

19.  To review any fair price valuation in a special meeting, if called to do so by the Pricing Committee; and

20.  To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.  The Committee normally shall meet twice yearly, and may meet at such time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

2.  The Fund's officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with service providers of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask Management and representatives of the service providers to attend meetings as it deems necessary.

3.  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between Management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit reviews or attest services for the Fund, and each such independent auditor must report directly to its respective Committee.

4.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage and compensate independent legal counsel and other experts or consultants at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or revising an audit report or performing other audit, non-audit, tax, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.  In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the independent auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person's professional or expert competence; or (3) another Board committee on which the member does not sit.

6.  The Committee shall review this Charter annually and recommend any changes to the full Board.

As amended December 15, 2015

Exhibit A

On June 8, 2011, pursuant to this authority, each Fund's Committee delegated to the Committee Chairman, subject to subsequent ratification by the full Committee, the authority to pre-approve non-routine permissible non-audit services on behalf of the Fund's Committee up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Fund by its independent registered public accounting firm other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.

Exhibit B

Audit and Valuation Committee
Procedures for Handling Complaints and Concerns

The Fund seeks to ensure the integrity of its financial reporting and its compliance with applicable law. The Fund also desires to conduct itself in a prudent and ethical manner. The Fund believes that any measures which assist it in protecting the integrity of its financial reporting and promoting its compliance with applicable law benefits the interests of its stockholders.

Pursuant to the requirements of Rule 10A-3(b)(3) of the Securities Exchange Act of 1934, as amended, Section 803 B(4) of the NYSE MKT LLC Company Guide, the Fund's Audit and Valuation Committee Charter, and in accordance with Section 806 of the Sarbanes-Oxley Act of 2002, the Audit and Valuation Committee of each Fund (the "Committee") has adopted the following procedures for handling complaints and concerns to assist each Fund in meeting certain legal obligations in connection with its accounting and auditing practices (the "Procedures"). The Procedures have also been adopted to address complaints and concerns and encourage reporting of any potential conduct that is dishonest, illegal or unethical, including, but not limited to, conduct which involves violations of any rules and regulations adopted by the Securities and Exchange Commission as well as any federal rules relating to fraud against stockholders. The goal of the Procedures is to reduce the prospect of illegal conduct.

Although the Fund has officers, the Fund does not have employees. The Fund contracts with third parties for management, administrative, custodial, accounting, auditing, transfer agency and other services to the Fund ("Service Providers"). The Committee relies on its officers and Service Providers for information about the Fund's accounting, internal accounting controls and auditing matters (collectively, "Accounting Matters") as well as information concerning the daily operations of the Fund ("Operational Matters"). Because the Committee is dependent upon the information provided to it by the Fund's officers and Service Providers, it is important for the Committee to ensure that open and effective channels of communication are available for the reporting of concerns and complaints regarding Accounting Matters and Operational Matters.

The Committee has established the Procedures for the:

•  receipt, retention and treatment of complaints received by the Fund regarding Accounting Matters or Operational Matters; and

•  the confidential, anonymous submission by officers of the Fund or employees of Service Providers (collectively, "Reporting Persons") of concerns regarding questionable Accounting Matters or Operational Matters.

1.  Submission of Complaints and Concerns

(a)  The Fund encourages any Reporting Person who has a concern regarding a potentially questionable Accounting Matter or Operational Matter to bring this concern to the attention of the respective Fund's Audit Committee Chairman. A matter may be a potentially questionable Accounting Matter if, for example, it involves fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of a Fund; fraud or deliberate error in the recording and maintaining of financial records of a Fund; deficiencies in or noncompliance with any internal accounting controls affecting a Fund; any misrepresentation or false statement regarding a matter contained in the financial records, financial reports or audit reports of a Fund; or any deviation from full and fair reporting of a Fund's financial condition. A matter may be a potentially questionable Operational Matter if, for example, it involves fraud or intentional illegal conduct affecting a Fund or its stockholders; potential violation of the applicable federal securities laws or other applicable federal or foreign laws governing a Fund; or potentially unethical conduct impacting the operations of a Fund.

(b)  Any such concerns involving questionable Operational Matters or Accounting Matters should be submitted directly to the Committee's Chairman (the "Chairman"). James Cattano, the Chairman, may be contacted as follows:

By mail:	James Cattano, Chairman of the Audit Committee of [Name of Aberdeen Fund] c/o Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Sts. Ste. 2000 Philadelphia, PA 19103 Attn. Michael P. Malloy
By telephone:	(215	) 988-2700
By fax:	(215	) 988-2757
By e-mail:	jamescattano@aol.com

If a Reporting Person does not want to be identified with the submission, he or she should mail his or her communications to the Chairman, without including his or her name in the correspondence but, instead, prominently indicating on the submission that it is a "Confidential, Anonymous Submission."

(c)  Any complaint received by an officer of the Fund or an employee of a Service Provider with respect to Accounting Matters or Operational Matters should be promptly forwarded to the Chairman. Given the sensitivity of such matters, any written correspondence regarding a complaint should be marked "Confidential."

(d)  A Fund's Audit Committee Chairman will observe the following procedures in investigating a complaint or concern:

•  the Audit Committee Chairman will take such action as he or she deems appropriate, in his or her sole discretion, to investigate any complaints or concerns reported to him or her, which actions may (but need not) include the use of internal or external counsel, accountants or other personnel; and

•  the Audit Committee Chairman will promptly report any complaint or concern he or she receives to the President of the Fund and to the Fund's legal counsel, although the Audit Committee Chairman may refrain from notifying the President of the Fund if after consultation with the Fund's legal counsel or the Committee, the Chairman believes that refraining would be in the Fund's best interest.

The Audit Committee Chairman will inform the Committee of any complaints or concerns reported under the Procedures at the next regularly scheduled Committee meeting, although the Audit Committee Chairman will notify the Committee before the meeting if the Audit Committee Chairman determines that the Committee should be notified more promptly. The Committee in its discretion may take any action it deems appropriate to investigate any complaints or concerns of which it becomes aware, which may include referring the matter to the President of the Fund or another Fund officer or initiating an independent investigation. The Committee may also choose to take no action. If the Committee chooses to conduct an investigation, it may, at the Fund's expense, use internal or external counsel, accountants and other personnel. The Committee will maintain records of all complaints and concerns reported under the Procedures, the disposition of such complaints and concerns, and the basis for such disposition.

2.  Freedom to Report (No Retaliation)

The Fund will not tolerate any form of retaliation against a Fund director or officer; or against a Service Provider employee (i) who submits a good faith complaint or concern about a Fund's Accounting or Operational Matters or (ii) who assists in an investigation of challenged practices.

Accordingly, any director or officer of a Fund, or employee of an Service Provider is prohibited from discharging, demoting, suspending, threatening, harassing, or in any other manner discriminating against a Reporting Person that would have an impact on the terms and conditions of the Reporting Person's employment, because of any lawful act done by the Reporting Person to provide information, cause information to be provided, or otherwise assist in an investigation regarding any conduct which the Reporting Person reasonably believes is reportable under the Procedures. Reporting Persons have the option, and are encouraged to, report any violation to the Fund's Audit Committee Chairman with confidentiality. The Procedures are intended to create an environment where Reporting Persons can act without fear of reprisal or retaliation. So as to ensure that Service Providers are aware of, and complying with, the Procedures, a Fund may, as part of these Procedures, provide Service Providers with the Procedures and obtain annual affirmations of such Service Providers' receipt of, and compliance with, the Procedures.

In order to monitor whether the Reporting Person is being subjected to reprisals or retaliation, a Fund's Audit Committee Chairman may contact the Reporting Person (if the Reporting Person's identity is known) to determine whether any changes in the Reporting Person's work situation have occurred, potentially as a result of providing such information. If the Audit Committee Chairman determines that any reprisal or retaliation has occurred, a report of this shall be made to the Service Provider and to the Committee, if consented to by the Reporting Person.

Any Reporting Person who feels he or she has been the subject of reprisal or retaliation because of his or her reporting under the Procedures should immediately notify the Fund's Audit Committee Chairman.

3.  Director Concerns

Any director who has a concern regarding what he or she views as questionable Accounting Matters or Operational Matters should bring such concern to the attention of the Fund's Audit Committee Chairman no later than the first Committee meeting held after he or she becomes concerned.

4.  Retention of Records

The Fund's Chief Compliance Officer, on behalf of the Fund and its Committee, will maintain a confidential file of materials related to complaints or concerns received concerning Accounting Matters or Operational Matters. These materials will be retained for a period of five (5) years or such longer period as may be required by law. Any records relating to a report may, if necessary, be redacted (or similar steps taken) to preserve the confidentiality of the person(s) submitting the report.

5.  Communication

The officers of the Fund shall be responsible for ensuring that all persons involved with Accounting Matters and Operational Matters (including employees of Service Providers) are made aware of and encouraged to report matters under the Procedures.

6.  Review of Procedures

The Procedures shall be reviewed by the Fund's Audit Committee at the same time as the review of the Fund's Audit Committee Charter.

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Aberdeen Chile Fund, Inc.
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.
Aberdeen Israel Fund, Inc.
Aberdeen Indonesia Fund, Inc.
Aberdeen Latin America Equity Fund, Inc.
(each, a "Fund")

NOMINATING COMMITTEE CHARTER

SECTION 1. PURPOSE & SCOPE

The mission of the Nominating Committee (the "Committee") is to promote the effective participation of qualified individuals on the Board, committees of the Board, and as executive officers of the Fund, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of Directors and committee members with the competencies needed to oversee the Fund so that the interests of shareholders in the Fund are well-served. References throughout this Charter to the Committee, the Board and the Fund shall be interpreted to refer to each Committee, each Board and each Fund, respectively.

In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

•  the nomination of new Directors.

•  the coordination of the annual self-assessment of the performance of the Board and each Fund's committee structure.

SECTION 2. MEMBERSHIP

(a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act")("independent directors"), and "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

(b) The Committee shall appoint its Chairperson by a majority vote of its members.

(c) The additional compensation, if any, of the Committee members and Chairperson shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a) The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions, and, in the case of candidates for independent director positions, their independence from the Fund's investment adviser or sub-adviser, as the case may be, other principal service providers and significant shareholders.

(b) In nominating candidates, the Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee may take into account a wide variety of factors in considering prospective director candidates, which may include (but are not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; (viii) commitment to the representation of the interests of the Fund and its shareholders; (ix) commitment to maintaining and improving Director skills and education; (x) experience in Fund Governance and best business practices; and (xi) actual or potential business, family or other conflicts bearing on either the candidate's independence or the business of the Fund.

(c) The Committee will determine whether a nominee or existing director qualifies for treatment as an independent director. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Fund's investment adviser or sub-adviser, as the case may be, other principal service providers, or a significant shareholder.

(d) While the Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board, as a whole, and contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

(e) The Committee will consider potential director candidates, if any, recommended by stockholders, provided that the recommended candidates (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

(f) The Committee is empowered to establish such procedures and eligibility requirements for stockholder submission of nominee candidates as the Committee deems appropriate, in addition to such procedures and requirements as are set forth in the Fund's bylaws.

(g) The Committee may identify prospective directors from any reasonable source, including, but not limited to, consultation with third-party director search services, and may pay for such search services from the assets of the Fund.

(h) It shall be in the Committee's sole discretion as to whether or not to nominate a candidate for membership on the Board.

SECTION 4. ADDITIONAL AUTHORITYAND RESPONSIBILITIES

(a) The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b) The Committee shall be responsible for coordinating the annual self-assessment of the performance of the Board and its committee structure to determine whether the Board and its committee structure is appropriate. The

Committee shall determine the nature of the self-assessment, and supervise the conduct of the self-assessment of the performance of the Board and its committees.

(c) The Committee shall have the authority to investigate any matter brought to its attention within the scope of its duties, and shall have the authority to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

(d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e) So long as the Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors of the Fund shall be independent directors, (ii) the selection and nomination of any other independent directors shall be committed to the discretion of the existing independent directors, and (iii) any person who acts as counsel to the independent directors shall be "independent legal counsel" as defined in the rules under the 1940 Act.

(f) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

(g) The Committee shall be responsible for the analyses of the appropriateness of establishing minimum shareholding levels, if any, for Directors.

(h) The Committee shall make nominations for membership on all committees of the Board and shall review committee assignments as necessary.

(i) The Committee shall consider, as it deems necessary, and make recommendations to the independent of trustees of counsel to the independent trustees, and shall evaluate (as necessary) whether any representation by such counsel of management firms is "sufficiently limited" such that counsel qualifies as "independent legal counsel."

(j) The Committee shall periodically review and make recommendations on the Independent Trustee Compliance Manual and the governance policies adopted by the Board.

SECTION 5. PROCEDURAL MATTERS

(a) The Committee shall meet as deemed necessary or appropriate to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

(b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c) The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(d) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage and compensate independent legal counsel and other experts or consultants at the expense of the Fund; and (ii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Dated: December 15, 2015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 24, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN EMERGING MARKETS SMALLER COMPANY OPPORTUNITIES FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 24, 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 24, 2016, at 9:30 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	ABE_27463_012916

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 24, 2016, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenABE.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 5, 2016 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect two Class III Directors to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders.	FOR	AGAINST	ABSTAIN

	01. Enrique R. Arzac	☐	☐	☐
	02. James J. Cattano	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

ABE_27463_012916

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 24, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN ISRAEL FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 24, 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Israel Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Israel Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 24, 2016, at 10:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	ISL_27463_012916

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Israel Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 24, 2016, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenISL.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 5, 2016 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class I Director to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders.	FOR	AGAINST	ABSTAIN

	01. Lawrence J. Fox	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

ISL_27463_012916

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 24, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN CHILE FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 24, 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Chile Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Chile Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 24, 2016, at 10:30 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	CH_27463_012916

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Chile Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 24, 2016, at 10:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenCH.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 5, 2016 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class II Director to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders.	FOR	AGAINST	ABSTAIN

	01. Lawrence J. Fox	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

CH_27463_012916

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 24, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN INDONESIA FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 24, 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Indonesia Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Indonesia Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 24, 2016, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	IF_27463_012916

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Indonesia Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 24, 2016, at 11:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIF.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 5, 2016 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class I Director to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders.	FOR	AGAINST	ABSTAIN

	01. James J. Cattano	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

IF_27463_012916

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
on March 24, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN LATIN AMERICA EQUITY FUND, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 24, 2016

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Latin America Equity Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Latin America Equity Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Thursday, March 24, 2016, at 11:30 a.m. Eastern Time, at the offices of Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	LAQ_27463_012916

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Latin America Equity Fund, Inc.

Shareholders Meeting to Be Held on Thursday, March 24, 2016, at 11:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenLAQ.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 5, 2016 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.	To elect one Class I Director to the Board of Directors to serve until the 2019 Annual Meeting of Shareholders.	FOR	AGAINST	ABSTAIN

	01. Steven N. Rappaport	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

LAQ_27463_012916